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Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date of
Collection Period ending 05/29/98

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

Distribution Date                                                                                                      06/15/98

(1)         The amount of the distribution allocable to interest on the Class A-1 Notes
            (Per $1,000 of initial principal amount of Class A-1 Notes):                                                  $1.51

(2)         The amount of the Noteholders' Interest Carryover Shortfall allocable to the Class A-1 Notes
            (Per $1,000 of initial principal amount of Class A-1 Notes):                                                  $0.00

(3)         The amount of the distribution allocable to interest on the Class A-2 Notes
            (Per $1,000 of initial principal amount of Class A-2 Notes):                                                  $5.16

(4)         The amount of the Noteholders' Interest Carryover Shortfall allocable to the Class A-2 Notes
            (Per $1,000 of initial principal amount of Class A-2 Notes):                                                  $0.00

(5)         The amount of the distribution allocable to principal of the Class A-1 Notes
            (Per $1,000 of initial principal amount of Class A-1 Notes):                                                $151.93

(6)         The amount of the Noteholders' Principal Carryover Shortfall allocable to the Class A-1 Notes
            (Per $1,000 of initial principal amount of Class A-1 Notes):                                                  $0.00

(7)         The amount of the distribution allocable to principal of the Class A-2 Notes
            (Per $1,000 of initial principal amount of Class A-2 Notes):                                                  $0.00

(8)         The amount of the Noteholders' Principal Carryover Shortfall allocable to the Class A-2 Notes
            (Per $1,000 of initial principal amount of Class A-2 Notes):                                                  $0.00

(9)         The amount of the distribution allocable to interest on the Certificates
            (Per $1,000 of initial principal amount of Certificates):                                                     $4.75

(10)        The amount of the Certificateholders' Interest Carryover Shortfall
            (Per $1,000 of initial principal amount of Certificates):                                                     $0.00

(11)        The amount of the distribution allocable to principal of the Certificates
            (Per $1,000 of initial principal amount of Certificates):                                                    $47.21

(12)        The amount of the Certificateholders' Principal Carryover Shortfall
            (Per $1,000 of initial principal amount of Certificates):                                                    $50.12

(13)        The amount, if any, of the distribution payable pursuant to a claim under the Policy
            (Per $1,000 of initial principal amount of Notes & Certificates):                                             $0.00

(14)        The aggregate outstanding principal balance of Class A-1 Notes after giving effect to all
            payments reported under (3) above on such date:                                                       $2,953,703.43

(15)        The aggregate outstanding principal balance of Class A-2 Notes after giving effect to all
            payments reported under (4) above on such date:                                                      $31,000,000.00

(16)        The aggregate outstanding principal balance of Class A-3 Notes after giving effect to all
            payments reported under (4) above on such date:                                                      $29,000,000.00

(17)        The aggregate outstanding principal balance of Class A-4 Notes after giving effect to all
            payments reported under (4) above on such date:                                                      $16,192,000.00

(16)        The aggregate outstanding principal balance of Certificates after giving effect to all
            payments reported under (6) above on such date:                                                      $31,196,648.19

(17)        The Note Pool Factor for the Class A-1 Notes after giving effect to all payments reported
            under (3) above on such date:                                                                             0.1476852

(19)        The Note Pool Factor for the Class A-2 Notes after giving effect to all payments reported
            under (4) above on such date:                                                                             1.0000000

(20)        The Note Pool Factor for the Class A-3 Notes after giving effect to all payments reported
            under (4) above on such date:                                                                             1.0000000

(21)        The Note Pool Factor for the Class A-4 Notes after giving effect to all payments reported
            under (4) above on such date:                                                                             1.0000000

(22)        The Certificates Pool Factor for the Certificates after giving effect to all payments reported
            under (6) above on such date:                                                                             0.8641986

(23)        The Pool Balance as of the close of business on the last day of the related Collection Period:      $108,778,801.27

(24)        The Pool Factor as of the close of business on the last day of the related Collection Period:             0.8222695

(25)        The amount of the Servicing Fee and the amount of any fees paid to the Owner Trustee
            or the Indenture Trustee from monies on deposit in the Collection Account:                              $292,515.75
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Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date of 06/15/98
Collection Period ending 05/29/98

(26)        The amount of the Servicing Fee paid and/or due but unpaid
            (Per $1,000 of initial Pool Balance):                                                                         $2.21

(27)        The amount of any deposit to the Spread Account:                                                      $1,402,168.00

(28)        The amount and application of any funds withdrawn from the Spread Account:                            $1,875,691.99

(29)        The amount on deposit in the Spread account (Cash & Receivables) after giving effect
            to all distributions to and withdrawals from the Spread Account on such date:                        $10,877,880.13

(30)        The amount of aggregate Realized Losses, if any, for the related Collection Period:                     $801,592.04

(31)        The amount of Cram Down Losses, if any, for the related Collection Period:                                $6,074.65

(32)        The aggregate principal balance of all Receivables that became Liquidated Receivables
            during the related Collection Period:                                                                   $795,517.39

(33)        The aggregate principal balance of all Receivables that became Purchased Receivables
            during the related Collection Period:                                                                         $0.00

(34)        The aggregate Purchase Amounts for Receivables, if any, that were purchased during or with
            respect to such Collection Period:                                                                            $0.00

(35)        The aggregate principal balance of Receivables that are 31 to 59 days delinquent:                     $5,291,538.77

(36)        The aggregate principal balance of Receivables that are 60 to 89 days delinquent:                     $1,435,739.80

(37)        The aggregate principal balance of Receivables that are 90 days or more delinquent:                           $0.00

(38)        The Class A-1 Notes Interest Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                    $0.00

(39)        Change in the Class A-1 Notes Interest Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                         $0.00

(40)        The Class A-1 Notes Principal Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                    $0.00

(41)        Change in the Class A-1 Notes Principal Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                         $0.00

(42)        The Class A-2 Notes Interest Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                    $0.00

(43)        Change in the Class A-2 Notes Interest Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                         $0.00

(44)        The Class A-2 Notes Principal Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                    $0.00

(45)        Change in the Class A-2 Notes Principal Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                         $0.00

(46)        The Class A-3 Notes Interest Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                    $0.00

(47)        Change in the Class A-3 Notes Interest Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                         $0.00

(48)        The Class A-3 Notes Principal Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                    $0.00

(49)        Change in the Class A-3 Notes Principal Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                         $0.00

(50)        The Class A-4 Notes Interest Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                    $0.00

(51)        Change in the Class A-4 Notes Interest Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                         $0.00

(52)        The Class A-4 Notes Principal Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                    $0.00

(53)        Change in the Class A-4 Notes Principal Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                         $0.00

(54)        The Certificates Interest Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                    $0.00

(55)        Change in the Certificates Interest Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                         $0.00

(56)        The Certificates Principal Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                            $1,563,550.35

(57)        Change in the Certificates Principal Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                   $551,466.28
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